As filed with the Securities and Exchange Commission on January XX, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22072

The Cushing MLP & Infrastructure Total Return Fund
(Exact name of registrant as specified in charter)

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Address of principal executive offices) (Zip code)

Jerry V. Swank

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Name and address of agent for service)

214-692-6334

(Registrant's telephone number, including area code)

Date of fiscal year end: November 30, 2019

Date of reporting period: November 30, 2019

Item 1. Reports to Stockholders.

Annual Report November 30, 2019

The Cushing® MLP & Infrastructure Total Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 800-236-4424 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

Investment Adviser Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas, TX 75201 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Table of Contents

Shareholder Letter (Unaudited)	1
Allocation of Portfolio Assets (Unaudited)	5
Key Financial Data (Unaudited)	6
Schedule of Investments	7
Statement of Assets & Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Trustees and Executive Officers (Unaudited)	25
Additional Information (Unaudited)	27

The Cushing® MLP & Infrastructure Total Return Fund Shareholder Letter

Dear Fellow Shareholder,

For the twelve month fiscal period ended November 30, 2019 (the “period”), the Cushing MLP & Infrastructure Total Return Fund (the “Fund”) delivered a Net Asset Value Total Return (equal to the change in net asset value per share plus the reinvested cash distribution paid during the period) of 1.8%, versus a total return of 16.1% for the S&P 500 Index (Total Return) (“S&P 500”). The Fund’s Share Price Total Return (equal to the change in net share price per share plus the reinvested cash distribution paid during the period) was 8.5% for the period, and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 8.6% discount to NAV as of the end of the period, compared to a 14.3% discount as of the end of the Fund’s last fiscal year. As measured by the Alerian MLP Index (Total Return) (“AMZ”), the performance of master limited partnerships (“MLPs”) decreased by -11.0% for the period.

Industry Overview and Themes

While twelve month returns for the broad market, as measured by the 16.1% return for the S&P, might give the appearance of a bustling global economy, there was plenty of investor angst to go around. The market remained focused on a large and growing macro-themed “wall of worry,” including the ongoing U.S.-China trade war, an inverted yield curve, Brexit, economic weakness in China/Europe, a U.S. presidential impeachment inquiry, several failed “unicorn” IPOs and consistent “late cycle” rhetoric.

From a fundamental perspective, the midstream energy sector once again showed the impressive resiliency and operational leverage of midstream companies with continued earnings growth further supported by continued execution on a wide range of investor initiatives from leverage reduction, free cash flow generation, increased capital discipline (including the high grading of project backlogs and reduced capital expenditures), simplification of corporate structures and return of cash for shareholders.

However, from an equity performance perspective, the positive dynamics above were overshadowed by commodity price weakness and elevated concerns regarding the health of U.S. producers: at worst, involving fears of counterparty risk, and at best, questions regarding the slowing of U.S. crude oil and natural gas production growth.

Technical selling, largely due to tax loss harvesting and midstream-focused closed-end fund deleveraging, led a tumultuous end to an already frustrating year, with the AMZ falling by -5.75% during the final month of the period.

While investor focus on the shifting upstream energy sector business model is certainly warranted, we believe it is also worth noting the positive aspects that existed in the midstream energy sector during the period:

■	U.S. hydrocarbon production volumes, a key driver of earnings and cash flows for midstream energy companies, were at all-time highs;

■

Despite increased efforts from exploration and production (“E&P”) companies to increase capital discipline and generate positive free cash flow, hydrocarbon production volumes (and midstream sector cash flows on a per-unit basis) were still growing;

■

Following almost four years of declining income for investors in the midstream energy sector due to consolidations, simplifications and capital reallocations, dividend growth stabilized at the end of 2018 then began moving higher in 2019;

■

Absolute valuations for the midstream energy sector are well below historical averages, and relative valuations are at decade lows. We believe this is at odds with current fundamentals and attractive financial metrics for the sector; and

■

Large, sophisticated institutional and private equity investors continued to allocate capital to critical energy infrastructure assets. Numerous transactions were announced at higher multiples than those at which many publicly traded midstream companies are valued. We do not believe the dislocation between private market assets and public valuations can continue indefinitely.

We are of the view that the risk/reward for the midstream energy sector in general is tilted to the upside for investors with longer-term perspectives. With projected free cash flow in conjunction with lower leverage, higher distribution coverage and less reliance on equity markets, we are optimistic that midstream energy equities will attract incremental fund flows, supporting better valuations. While uncertainties remain, we will note that many midstream company insiders remained steadfast buyers of their own equity, with significant insider buying activity occurring during the latter half of the period.

Fund Performance and Strategy

At the subsector level, the Fund benefited from overweight exposure to holdings in the Large Cap Diversified Midstream C-Corp, YieldCo and Diversified Chemical subsectors. These three subsectors and holdings are not present within the AMZ. Positive operating results and general investor preference for midstream C-corps over traditional MLPs benefited the Large Cap Diversified Midstream C-Corp subsector. The YieldCo subsector benefited from a positive environment for renewable technology and generally more stable long-term cash flows as compared to some midstream energy companies with more commodity and/or volumetric variability. The Diversified Chemical sector staged a rally in the second half of the fiscal year as concerns over Fed policy and US-China trade began to subside.

The Fund was negatively impacted by the performance of holdings in the Natural Gas Gatherers and Processors, Large Cap Diversified MLPs and Marine subsectors. Performance in the Natural Gas Gatherers and Processors subsector was negatively impacted during the period by commodity price volatility and drilling rig declines. The majority of Large Cap Diversified MLPs experienced positive operating results but were negatively impacted by overall commodity price volatility and investor preference to own midstream C-corps over MLPs. The Marine subsector suffered from an expectation that the current oversupply of liquified natural gas (“LNG”) capacity and declining LNG prices would lead to lower LNG shipping rates.

On a stock specific basis, the top three contributors to the Fund’s performance for the reporting period were, in order of greatest contribution to least: 1) Atlantica Yield plc (NASDAQ: AY), a YieldCo; 2) ONEOK, Inc. (NYSE: OKE), a Large Cap Diversified Midstream C-Corp; and 3) TC Energy Corporation (NYSE: TRP), a Large Cap Diversified Midstream C-Corp. Atlantica benefited from strong operating results, the announcement of a strategic review by its parent company designed to unlock shareholder value, perceived minimal risk from the bankruptcy of a major customer and an overall positive environment for renewables. ONEOK continued to benefit from its large, integrated natural gas liquids (“NGL”) footprint, high returns on capital deployed, strong relative environmental, social and governance (“ESG”) ranking and investor preference toward midstream C-corp structures. TRP experienced strong performance due to better than expected operational execution, several asset sales at attractive valuations leading to a reduction in funding concerns and balance sheet improvement.

The bottom three contributors to performance for the reporting period, in order of the most negative performance to the least negative performance, were: 1) Plains GP Holdings LP. (NYSE: PAGP), a Crude Oil and Refined Products C-Corp; 2) GasLog Partners LP (NYSE: GLOP), a Marine MLP; and 3) Targa Resources Corp. (NYSE: TRGP), a Large Cap Diversified Midstream C-Corp. Plains GP reported better than expect earnings but was impacted by concerns of a pipeline overbuild in the Permian basin, potentially impacting future results. GasLog Partners suffered due to the expectation that the current oversupply of LNG capacity and decline LNG prices would lead to lower LNG shipping rates. Targa Resources was negatively impacted by falling NGL prices, leverage and distribution coverage concerns.

From a subsector exposure level, the Fund’s weightings in Large Cap Diversified Midstream C-Corps, Large Cap Diversified MLPs and YieldCos increased during the period. The Fund’s exposure to the MLP General Partners, Crude Oil and Refined Products and Natural Gas Gathering and Processing subsectors were reduced. At the end of the reporting period, the three largest subsector exposures, in order of size, were: 1) Large Cap Diversified Midstream C-Corps; 2) Large Cap Diversified MLPs; and 3) YieldCos.

Leverage

The Fund’s investment strategy focuses on holding core positions in companies with cash flow generating business models and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investment increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is designed to have a positive impact over the longer term. At the end of the period, the Fund had a leverage ratio of approximately 138%, which compares to an average 140% leverage ratio in the prior fiscal year. Leverage was maintained at roughly the same level compared with the previous year given our continued positive outlook for the energy sector during the period. Fund performance was positively impacted by the use of leverage during the period.

Closing

In conclusion, even though midstream energy sector performance and sentiment remained challenged during the period, we maintain a positive outlook given our expectation for improving hydrocarbon volumes, relatively attractive sector valuations and recovering global crude oil supply / demand fundamentals. We remain confident that North American shale basins will be developed in the future, owing to their development costs relative to other resources and short-cycle economics, and that midstream infrastructure will be well utilized given the need to move production to both domestic and increasingly, international markets.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. Leverage creates risks which may adversely affect returns, including the likelihood of greater volatility of net asset value and market price of the Fund’s common shares. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The Fund will invest in energy companies, including Master Limited Partnerships (MLPs), which concentrate investments in the natural resources sector. Energy companies are subject to certain risks, including, but not limited to the following: fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the companies in which the Fund will invest; a significant decrease in the production of energy commodities could reduce the revenue, operating income, operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of energy companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including tax risks; the limited ability to elect or remove management or the general partner or managing member; limited voting rights and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. Investors in MLP funds incur management fees from underlying MLP investments. Small- and mid-cap stocks are often more volatile and less liquid than large-cap stocks. Smaller companies generally face higher risks due to their limited product lines, markets, and financial resources. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner. High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. An investment in the Fund will involve tax risks, including, but not limited to: The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the energy companies in which the Fund will invest.

The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Alerian MLP Index is a capitalization-weighted index of the most prominent energy master limited partnerships. Neither index includes fees or expenses. It is not possible to invest directly in an index.

The Alerian MLP Index is a servicemark of GKD Index Partners, LLC d/b/a Alerian (“Alerian”) and its use is granted under a license from Alerian. Alerian does not guarantee the accuracy and/or completeness of the Alerian MLP Index or any data included therein and Alerian shall have no liability for any errors, omissions, interruptions or defects therein. Alerian makes no warranty, express or implied, representations or promises, as to results to be obtained by Licensee, or any other person or entity from the use of the Alerian MLP Index or any data included therein. Alerian makes no express or implied warranties, representations or promises, regarding the originality, merchantability, suitability, non-infringement, or fitness for a particular purpose or use with respect to the Alerian MLP Index or any data included therein. Without limiting any of the foregoing, in no event shall Alerian have any liability for any direct, indirect, special, incidental, punitive, consequential, or other damages (including lost profits), even if notified of the possibility of such damages.

The Cushing® MLP & Infrastructure Total Return Fund Allocation of Portfolio Assets(1) (Unaudited) November 30, 2019 (Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Common Stock
(4)	Preferred Stock
(5)	Senior Notes

The Cushing® MLP & Infrastructure Total Return Fund Key Financial Data (Supplemental Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non- GAAP measures should be read in conjunction with our full financial statements.

	Fiscal Year Ended 11/30/19	Fiscal Year Ended 11/30/18	Fiscal Year Ended 11/30/17	Fiscal Year Ended 11/30/16	Fiscal Year Ended 11/30/15
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$6,545,077	$7,605,948	$9,481,830	$9,454,162	$13,068,439
Interest	358,546	188,009	15,536	68,490	333,901
Other	300	16,592	1,093	27,378	80,169
Total income from investments	$6,903,923	$7,810,549	$9,498,459	$9,550,030	$13,482,509
Adviser fee and operating expenses Adviser fees, less reimbursement by
Adviser	$1,066,046	$1,232,758	$1,362,722	$1,009,528	$1,899,225
Operating expenses(a)	729,812	547,309	565,496	671,117	895,481
Interest and dividends	1,026,987	1,108,640	1,028,222	907,714	1,447,431
Other	0	0	0	1,097	124,456
Total Adviser fees and operating expenses	$2,822,845	$2,888,707	$2,956,440	$2,589,456	$4,366,593
Distributable Cash Flow (DCF)(b)	$4,081,078	$4,921,842	$6,542,019	$6,960,574	$9,115,916
Distributions paid on common stock	$7,297,290	$7,297,290	$7,293,250	$7,273,047	$14,873,359
Distributions paid on common stock per share	$1.08	$1.08	$1.08	$1.08	$2.21
Distribution Coverage Ratio
Before Adviser fee and operating expenses	0.9x	1.1x	1.3x	1.3x	0.9x
After Adviser fee and operating expenses	0.6x	0.7x	0.9x	1.0x	0.6x
OTHER FUND DATA (end of period)
Total Assets, end of fiscal year	99,026,398	103,494,265	114,917,830	149,772,615	138,132,445
Unrealized appreciation (depreciation), net of income taxes	852,192	(2,847,325)	(5,855,903)	21,588,546	(30,615,651)
Short-term borrowings	28,915,000	26,050,000	33,650,000	49,454,119	43,368,787
Short-term borrowings as a percent of total assets	29%	25%	29%	33%	31%
Net Assets, end of fiscal year	69,717,658	76,381,982	81,002,320	99,969,625	92,650,518
Net Asset Value per common share	$10.35	$11.34	$12.03	$14.84	$13.76
Market Value per share	$9.46	$9.72	$10.73	$12.69	$12.02
Market Capitalization	$63,706,497	$65,457,415	$72,259,060	$85,458,292	$80,946,310
Shares Outstanding	6,734,302	6,734,302	6,734,302	6,734,302	6,734,302

(a)	Excludes expenses related to capital raising.
(b)	“Net Investment Income, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions.

The Cushing® MLP & Infrastructure Total Return Fund Schedule of Investments	November 30, 2019

Common Stock — 79.6%	Shares	Fair Value
Chemicals — 9.3%
United States — 6.5%
Dow Inc.(1)	46,600	$2,487,042
SemGroup Corporation(1)	135,000	2,074,950
Netherlands — 2.8%
LyondellBasell Industries NV(1)	21,050	1,947,967
		6,509,959
Exploration & Production — 1.9%
United States — 1.9%
Brigham Minerals Inc.(1)	66,599	1,289,357

Large Cap Diversified C Corps — 42.1%
Canada — 19.7%
Enbridge, Inc.(1)	138,800	5,274,400
Pembina Pipeline Corporation(1)	136,350	4,772,250
TC Energy Corporation(1)	72,200	3,677,146
United States — 22.4%
Kinder Morgan, Inc.(1)	229,650	4,503,436
ONEOK, Inc.(1)	82,423	5,856,154
Williams Companies, Inc.(1)	232,304	5,277,947
		29,361,333
Natural Gas Gatherers & Processors — 8.2%
United States — 8.2%
Targa Resources Corporation(1)	156,100	5,702,333

YieldCos — 18.1%
United Kingdom — 8.2%
Atlantica Yield Plc(1)	220,780	5,722,618
United States — 9.9%
Clearway Energy Inc.(1)	190,100	3,769,683
Pattern Energy Group Inc.(1)	113,900	3,134,528
		12,626,829
Total Common Stock (Cost $51,997,599)		$55,489,811

MLP Investments and Related Companies — 51.3%	Units
Crude Oil & Refined Products — 11.3%
United States — 11.3%
Magellan Midstream Partners, L.P.(1)	54,100	$3,163,227
Phillips 66 Partners, L.P.(1)	53,000	2,953,690
Shell Midstream Partners, L.P.(1)	90,750	1,784,145
		7,901,062
Large Cap Diversified C Corps — 7.5%
United States — 7.5%
Plains GP Holdings, L.P.(1)	297,600	5,199,072

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Schedule of Investments	November 30, 2019 — (Continued)

MLP Investments and Related Companies — (Continued)	Units	Fair Value
Large Cap Diversified MLPs — 19.9%
United States — 19.9%
Energy Transfer, L.P.(1)	516,304	$6,097,550
Enterprise Products Partners, L.P.(1)	252,400	6,643,168
MPLX, L.P.(1)	49,084	1,160,837
		13,901,555
Marine — 3.5%
Republic of the Marshall Islands — 3.5%
GasLog Partners, L.P.(1)	167,900	2,442,945

Upstream MLPs — 2.6%
United States — 2.6%
Viper Energy Partners L.P.(1)	76,850	1,822,882

YieldCos — 6.5%
United States — 6.5%
NextEra Energy Partners, L.P.(1)	84,550	4,492,141
Total MLP Investments and Related Companies (Cost $38,607,398)		$35,759,657

Preferred Stock — 3.8%	Shares
Crude Oil & Refined Products — 0.7%
United States — 0.7%
NGL Energy Partners L.P.(1)	20,000	$508,600

Utilities — 3.1%
United States — 3.1%
NextEra Energy Capital Holdings Inc.(1)	80,000	2,121,600
Total Preferred Stock (Cost $2,527,608)		$2,630,200

Fixed Income — 6.5%	Principal Amount
Crude Oil & Refined Products — 3.0%
United States — 3.0%
SemGroup Corporation, 6.375%, due 03/15/2025(1)	1,000,000	$1,045,415
Rose Rock Midstream L.P., 5.625%, due 11/15/2023(1)	1,000,000	1,027,915
		2,073,330
Exploration & Production — 0.7%
United States — 0.7%
Parsley Energy, Inc., 5.625%, due 10/15/2027(1)(2)	500,000	518,138

Natural Gas Gatherers & Processors — 2.8%
United States — 2.8%
DCP Midstream, L.P., 7.375%, due 06/15/2023(1)	2,075,000	1,984,779
Total Fixed Income (Cost $4,473,698)		$4,576,247

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Schedule of Investments	November 30, 2019 — (Continued)

Short-Term Investments — Investment Companies — 0.0%	Shares	Fair Value
United States — 0.0%
First American Government Obligations Fund - Class X, 1.56%(1)(3)	5,593	$5,593
First American Treasury Obligations Fund - Class X, 1.59%(1)(3)	5,593	5,593
Total Short-Term Investments - Investment Companies (Cost $11,186)		$11,186
Total Investments — 141.2% (Cost $97,617,489)		$98,467,101
Written Options(4) — 0.0% (Premiums received $17,080)		(14,500)
Liabilities in Excess of Other Assets — (41.2)%		(28,734,943)
Net Assets Applicable to Common Stockholders — 100.0%		$69,717,658

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.
(2)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors. As of November 30, 2019, the value of these investments was $518,138 or 0.74% of total net assets.

(3)	Rate reported is the current yield as of November 30, 2019.
(4)	Description	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
	Dow Inc., Call Option	$57.00	12/20/2019	USD	200	$6,592	$4,000	$2,592
	LyondellBasell Industries NV, Call Option	$98.00	12/20/2019	USD	200	$8,192	$8,500	$(308)
	ONEOK, Inc., Call Option	$74.00	12/20/2019	USD	100	$2,296	$2,000	$296
						$17,080	$14,500	$2,580

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Statement of Assets & Liabilities November 30, 2019

Assets
Investments, at fair value (cost $97,617,489)	$98,467,101
Cash	17,080
Distributions and dividends receivable	281,827
Interest receivable	93,446
Prepaid expenses and other receivables	166,944
Total assets	99,026,398
Liabilities
Written options, at fair value (proceeds $17,080)	14,500
Short-term borrowings	28,915,000
Distributions and dividends payable	10,334
Taxes payable	150,142
Payable to Adviser, net of waiver	83,400
Accrued expenses and other liabilities	135,364
Total liabilities	29,308,740
Net assets applicable to common stockholders	$69,717,658
Components of Net Assets
Capital stock, $0.001 par value; 6,734,302 shares issued and outstanding (unlimited shares authorized)	$6,734
Additional paid-in capital	162,287,262
Accumulated net losses	(92,576,338)
Net assets applicable to common stockholders	$69,717,658
Net asset value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$10.35

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Statement of Operations Fiscal Year Ended November 30, 2019

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $120,306	$6,545,077
Less: return of capital on distributions	(4,876,275)
Distribution and dividend income	1,668,802
Interest income	358,546
Other income	300
Total Investment Income	2,027,648
Expenses
Adviser fees	1,332,558
Professional fees	188,004
Tax expense	126,276
Administrator fees	107,887
Reports to stockholders	99,203
Trustees’ fees	65,707
Fund accounting fees	42,922
Registration fees	38,920
Transfer agent fees	28,020
Insurance expense	23,329
Custodian fees and expenses	8,903
Other expenses	641
Total Expenses before Interest	2,062,370
Interest expense	1,026,987
Total Expenses	3,089,357
Less: expense waived by Adviser	(266,512)
Net Expenses	2,822,845
Net Investment Loss	(795,197)
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(2,587,520)
Net realized gain on written options	316,254
Net realized loss on investments and options	(2,271,266)
Net change in unrealized appreciation of investments	3,689,832
Net change in unrealized appreciation of options	9,597
Net change in unrealized appreciation of investments and options	3,699,429
Net Realized and Unrealized Gain on Investments	1,428,163
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$632,966

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Statements of Changes in Net Assets

	Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018
Operations
Net investment loss	$(795,197)	$(235,954)
Net realized loss on investments and options	(2,271,266)	(94,759)
Net change in unrealized appreciation of investments and options	3,699,429	3,007,665
Net increase in net assets applicable to common stockholders resulting from operations	632,966	2,676,952
Distribution and dividends to common stockholders
Distributable earnings	(7,297,290)	(63,576)
Return of capital	—	(7,233,714)
Total distributions and dividends to common stockholders	(7,297,290)	(7,297,290)
Total decrease in net assets applicable to common stockholders	(6,664,324)	(4,620,338)
Net Assets
Beginning of fiscal year	76,381,982	81,002,320
End of fiscal year	$69,717,658	$76,381,982

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Statement of Cash Flows Fiscal Year Ended November 30, 2019

Operating Activities
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$632,966
Adjustments to reconcile increase in the net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net change in unrealized appreciation of investments and options	(3,699,429)
Purchases of investments	(59,854,025)
Proceeds from sales of investments	46,179,602
Proceeds from option transactions, net	14,802,347
Return of capital on distributions	4,876,275
Net realized loss on sales of investments and options	2,298,073
Net proceeds from sales of short-term investments, net	26,199
Net accretion/amortization of senior notes’ premiums/discounts	(39,886)
Changes in operating assets and liabilities
Receivable for investments sold	2,297
Interest receivable	(18,211)
Distributions and dividends receivable	(86,040)
Prepaid expenses and other receivables	(11,754)
Distributions and dividends payable	(543)
Payable to Adviser, net of waiver	(7,692)
Payable for investments purchased	(805,788)
Taxes payable	150,142
Accrued interest expense	(2,414)
Accrued expenses and other liabilities	7,251
Net cash provided by operating activities	4,449,370
Financing Activities
Proceeds from borrowing facility	17,690,000
Repayment of borrowing facility	(14,825,000)
Distributions and dividends paid to common stockholders	(7,297,290)
Net cash used in financing activities	(4,432,290)
Increase in Cash and Cash Equivalents	17,080
Cash and Cash Equivalents:
Beginning of fiscal year	—
End of fiscal year	$17,080
Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$1,030,243

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Financial Highlights

	Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018	Fiscal Year Ended November 30, 2017	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015
Per Common Share Data(1)
Net Asset Value, beginning of fiscal year	$11.34	$12.03	$14.84	$13.76	$29.70
Income from Investment Operations:
Net investment loss	(0.12)	(0.04)	(0.42)	(0.29)	(8.83)
Net realized and unrealized gain (loss) on investments	0.21	0.43	(1.31)	2.45	(4.90)
Total increase (decrease) from investment operations	0.09	0.39	(1.73)	2.16	(13.73)
Less Distributions and Dividends to Common Stockholders:
Net investment income	(1.08)	(0.01)	—	—	—
Return of capital	—	(1.07)	(1.08)	(1.08)	(2.21)
Total distributions and dividends to common stockholders	(1.08)	(1.08)	(1.08)	(1.08)	(2.21)
Net Asset Value, end of fiscal year	$10.35	$11.34	$12.03	$14.84	$13.76
Per common share fair value, end of fiscal year	$9.46	$9.72	$10.73	$12.69	$12.02
Total Investment Return Based on Fair Value(2)	8.51%	(0.58)%	(8.05)%	15.98%	(67.20)%

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Financial Highlights — (Continued)

	Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018	Fiscal Year Ended November 30, 2017	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of fiscal year (000’s)	$69,718	$76,382	$81,002	$99,970	$92,651
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets after waiver(3)(4)	3.73%	3.35%	4.04%	3.14%	2.11%
Ratio of net investment income (loss) to average net assets before waiver(5)(6)	(1.40)%	(0.63)%	(2.60)%	(2.85)%	(2.19)%
Ratio of net investment income (loss) to average net assets after waiver(5)(6)	(1.05)%	(0.27)%	(2.16)%	(2.08)%	(1.58)%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, before waiver	(1.40)%	(0.63)%	(3.60)%	(3.01)%	(1.30)%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, after waiver	(1.05)%	(0.27)%	(3.16)%	(2.24)%	(0.70)%
Portfolio turnover rate	44.67%	95.57%	62.87%	97.78%	97.30%
Total borrowings outstanding (in thousands)	$28,915	$26,050	$33,650	$49,454	$43,369
Asset coverage, per $1,000 of indebtedness(7)	$3,411	$3,932	$3,407	$3,021	$3,136

(1)	Information presented relates to a share of common stock outstanding for the entire fiscal year.
(2)	The calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	For the fiscal year ended November 30, 2019, the Fund accrued $0 in net current and deferred tax expense.
For the fiscal year ended November 30, 2018, the Fund accrued $0 in net current and deferred tax expense.
For the fiscal year ended November 30, 2017, the Fund accrued $972,195 in net current and deferred tax expense.
For the fiscal year ended November 30, 2016, the Fund accrued $141,294 in net current and deferred tax expense.
For the fiscal year ended November 30, 2015, the Fund accrued $1,289,093 in net current and deferred tax benefit.
(4)

The ratio of expenses (including current and deferred income tax benefit/expense) to average net assets before waiver was 4.08%, 3.71%, 4.48%, 3.91%, and 2.71% for the fiscal years ended November 30, 2019, 2018, 2017, 2016, and 2015, respectively.

(5)

The ratio of expenses (excluding current and deferred income tax expense) to average net assets before waiver was 4.08%, 3.71%, 3.48%, 3.75%, and 3.60% for the fiscal years ended November 30, 2019, 2018, 2017, 2016, and 2015, respectively. The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 3.73%, 3.35%, 3.04%, 2.97%, and 2.99% for the fiscal years ended November 30, 2019, 2018, 2017, 2016, and 2015, respectively.

(6)	This ratio excludes current and deferred income tax benefit/expense on net investment income.
(7)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Notes to Financial Statements November 30, 2019

1. Organization

The Cushing® MLP & Infrastructure Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP (the “Adviser”). The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

2. Significant Accounting Policies

A. Use of Estimates

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services — Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii) Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii) The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

(iv) An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.

To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, are reflected as a Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security is secured by collateral deposited with the broker-dealer. The Fund also is required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short as of November 30, 2019.

C. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Fund records investment income on the ex-date of the Distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the fiscal year ended November 30, 2019, the Fund has estimated approximately 75% of the Distributions received from its portfolio investments to be return of capital.

During the fiscal year ended November 30, 2019, the Fund reallocated the amount of 2018 investment income and return of capital it recognized based on 2018 tax reporting information received from investments. The reclassification amounted to a decrease of net investment income of $641,621 (or -$0.10 net asset value per share), an increase of $380,267 in realized gain/loss on investments (or +$0.06 net asset value per share), and an increase of $261,374 in net change in unrealized appreciation/depreciation on investments (or +$0.04 net asset value per share). As of November 30, 2019, there was no net impact to the net asset value per share.

Expenses are recorded on an accrual basis.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of Distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2018, the Fund’s Distributions were 1%, or $63,576, ordinary income and 99%, or $7,233,714, return of capital. For the fiscal year ended November 30, 2019, the Fund’s Distributions were expected to be 100%, or $7,297,290, ordinary income. The final character of Distributions paid for the fiscal year ended November 30, 2019 will be determined in early 2020.

E. Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F. Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G. Cash Flow Information

The Fund makes Distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H. Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of options. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the fiscal year ended November 30, 2019.

The average monthly fair value of written options during the fiscal year ended November 30, 2019 was $34,777.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended November 30, 2019:

Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$316,254	$316,254

Net Change in Unrealized Appreciation of Derivatives Recognized as a Result from Operations
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$9,597	$9,597

Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities location	Fair value
Equity Contracts	Written options, at fair value	$14,500

J. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Adviser does not expect the ASU will have material impact on the financial statements and other disclosures.

3. Concentrations of Risk

The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of MLPs and MLP-related investments. Therefore, the Fund may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.

The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month for the services and facilities provided by the Adviser to the Fund. The Fund’s Board of Trustees approved a waiver of the advisory fees to be paid to the Adviser in the amount of 0.25% of the Fund’s Managed Assets through February 1, 2020. The Adviser earned $1,332,558 and waived $266,512 in advisory fees for the fiscal year ended November 30, 2019. The Adviser will not recoup any of the waived expenses from the Fund.

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (“Fund Services”) to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $100,000,000 of the Fund’s average daily net assets, 0.05% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $45,000.

Fund Services serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

5. Income Taxes

It is the Fund’s intention to continue to qualify as a RIC under subchapter M of the IRC and distribute all of it’s taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The Fund accrued a 4% non-deductible federal excise tax of $150,142 for the fiscal year 2019. The amount is based on current available information.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $255,013 to accumulated net losses and $255,013 from additional paid-in capital.

The following information is provided on a tax basis as of November 30, 2019:

Cost of investments	$92,713,415
Gross unrealized appreciation	$13,440,041
Gross unrealized depreciation	(7,670,276)
Net unrealized depreciation	5,769,765
Undistributed ordinary income	4,950,229
Undistributed long-term gains	—
Other accumulated losses	(103,296,332)
Accumulated net losses	$(92,576,338)

As of November 30, 2019, for federal income tax purposes, capital loss carryforwards of $102,498,926 were available as shown in the table below, to the extent provided by the Internal Revenue Code, to offset future realized capital gains through the years indicated.

Fiscal year Ended Capital Losses	Amount	Expiration
November 30, 2015	$49,423,179	November 30, 2020
November 30, 2016	35,612,716	November 30, 2021
November 30, 2017	2,137,180	November 30, 2022
November 30, 2019	15,325,851	Unlimited
Total	$102,498,926

Current year capital loss carryforward is comprised of short-term capital loss of $5,135,086 and long-term capital loss of $10,190,765.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning with November 30, 2016 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6. Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30, 2019	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$55,489,811	$55,489,811	$—	$—
Master Limited Partnerships and Related Companies(a)	35,759,657	35,759,657	—	—
Preferred Stock(a)	2,630,200	—	2,630,200	—
Total Equity Securities	93,879,668	91,249,468	2,630,200	—
Notes
Senior Notes	4,576,247	—	4,576,247	—
Total Notes	4,576,247	—	4,576,247	—
Other
Short-Term Investments(a)	11,186	11,186	—	—
Total Other	11,186	11,186	—	—
Total Assets	$98,467,101	$91,260,654	$7,206,447	$—

Liabilities
Written Options	$14,500	$14,500	$—	$—
Total Liabilities	$14,500	$14,500	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the fiscal year ended November 30, 2019.

7. Investment Transactions

For the fiscal year ended November 30, 2019, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $59,854,025 and $46,179,602 (excluding short-term securities), respectively. The Fund sold written options (proceeds) and covered written options (at cost) in the amount of $469,371 and $14,332,976 respectively.

8. Common Stock

The Fund had unlimited shares of capital stock authorized and 6,734,302 shares outstanding as of November 30, 2019. Transactions in common stock for the fiscal years ended November 30, 2018 and 2019 were as follows:

Shares at November 30, 2017	6,734,302
Shares at November 30, 2018	6,734,302
Shares at November 30, 2019	6,734,302

9. Borrowing Facilities

The Fund maintained a margin account arrangement with ScotiabankTM during the period. The interest rate charged on margin borrowing is tied to the cost of funds for ScotiabankTM (which approximates LIBOR plus 1.00%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the fiscal year ended November 30, 2019 was $30,891,178 and 3.28%, respectively. At November 30, 2019, the principal balance outstanding was $28,915,000.

10. Subsequent Events

Subsequent to November 30, 2019, the Fund declared monthly distributions to common stockholders in the amount of $0.0903 per share per month, payable on December 31, 2019 and January 31, 2020, to stockholders of record on December 16, 2019 and January 17, 2020, respectively.

The Cushing® MLP & Infrastructure Total Return Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
The Cushing MLP & Infrastructure Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Cushing MLP & Infrastructure Total Return Fund (the “Fund”), including the schedule of investments, as of November 30, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Cushing investment companies since 2011.

Dallas, Texas
January 28, 2020

The Cushing® MLP & Infrastructure Total Return Fund Trustees and Executive Officers (Unaudited) November 30, 2019

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 300 Crescent Court, Suite 1700, Dallas, Texas 75201.

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Lead Independent Trustee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	4	CM Advisers Family of Funds (2 series) (2003 to present).
Brenda A. Cline (1960)	Trustee and Chair of the Audit Committee	Trustee since 2017	Chief Financial Officer, Secretary and Treasurer of Kimbell Art Foundation (1993 – present)	4	American Beacon Funds (34 Series) (2004 – present); Tyler Technologies, Inc. (2014 – present) (software); Range Resources Corporation (2015 – present) (natural gas and oil exploration and production).
Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2007	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	4	Dorchestor Minerals, L.P. (2008 to present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2007	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 to present).	4	E-T Energy Ltd. (2008 to 2014) (developing, operating, producing and selling recoverable bitumen).

(1)

After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Bruce is expected to stand for re-election in 2020, Ms. Cline and Mr. Swank in 2021, and Mr. Trout in 2022.

(2)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of November 30, 2019, there were four funds in the Fund Complex.

(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years
Jerry V. Swank (1951)	Chief Executive Officer and President	Officer since 2007	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 to present).
John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010

Chief Executive Officer (“CEO”) (2019 – present) and Chief Operating Officer (“COO”) of the Adviser (2010 – present); Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010

General Counsel and Chief Compliance Officer (“CCO”) of the Adviser; Partner at Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance & Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

The Cushing® MLP & Infrastructure Total Return Fund Additional Information (Unaudited) November 30, 2019

Investment Policies and Parameters

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares. Previously, the Fund had stated an intention to generally invest in 20-30 issuers. The Board of Trustees has approved the elimination of that policy.

The Board of Trustees of the Fund approved certain changes in the Fund’s non-fundamental investment policies, which became effective as of February 20, 2018.

The Fund will continue to pursue its investment objective to seek a high after-tax total return from a combination of capital appreciation and current income. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund previously pursued its investment objectives by investing in master limited partnership (“MLP”) investments. Under the modified investment policies, the Fund will continue to invest in MLPs, but will also have the ability to other midstream energy companies as well, regardless of whether the companies are structured as MLPs.

Effective as of February 20, 2018:

●

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of infrastructure master limited partnerships (“MLPs”) and MLP-related investments (together, “MLP Investments”) (the “80% policy”). For purposes of the Fund’s 80% policy, MLP Investments are investments that offer economic exposure to public and private MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing members interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, which are I-Shares and other derivative securities that have economic characteristics of MLP securities, and businesses that operate and have the economic characteristics of MLP Investments but are organized and taxed as “C” corporations or as limited liability companies (“Other Natural Resource Companies”). The Fund considers and MLP Investment to be an infrastructure MLP Investment if at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, management, ownership or operation of assets that are used for natural resource-based activities.

●	The Fund will invest no more than 25% of its total assets in securities of energy master limited partnerships (“MLPs”) that qualify as publically traded partnerships under the Internal Revenue Code.

No other changes to the Fund’s investment policies were made in connection with these changes, nor are any such further changes currently anticipated. No action was required by shareholders of the Fund in connection with these investment policy changes.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Investment Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the fiscal year ended November 30, 2019, the aggregate compensation paid by the Fund to the independent trustees was $65,707. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to stockholders without charge, upon request by calling the Fund toll-free at (800) 236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the fiscal year ended November 30, 2019 was 44.67%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends and distributions (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent, or by contacting the Plan Agent via their website at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Tax Information

The Fund designates 14% of its ordinary income distribution for the year ended November 30, 2019 as qualified dividend income and 4% of the dividends paid from net ordinary income qualify for the dividends received reduction available to corporate stockholders.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® MLP & Infrastructure Total Return Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

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The Cushing® MLP & Infrastructure Total Return Fund

TRUSTEES Brian R. Bruce Brenda A. Cline Ronald P. Trout Jerry V. Swank
EXECUTIVE OFFICERS Jerry V. Swank Chief Executive Officer and President John H. Alban Chief Financial Officer and Treasurer Barry Y. Greenberg Chief Compliance Officer and Secretary
INVESTMENT ADVISER Cushing® Asset Management, LP 300 Crescent Court, Suite 1700 Dallas, TX 75225
ADMINISTRATOR U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

CUSTODIAN U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
TRANSFER AGENT U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, NY 10036
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 2323 Victory Avenue, Suite 2000 Dallas, TX 75219

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

The Cushing® MLP & Infrastructure Total Return Fund

Investment Adviser Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas, TX 75201 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-777-2346.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Brenda A. Cline is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2019	FYE 11/30/2018
Audit Fees	$65,000	$65,000
Audit-Related Fees	$9,400	$12,500
Tax Fees	$19,000	$19,467
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2019	FYE 11/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2019	FYE 11/30/2018
Registrant	$28,400	$31,967
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Brenda A. Cline, Brian R. Bruce and Ron P. Trout.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank and Paul N. Euseppi (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio manager as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner and Co-Chief Investment Officer of the Investment Adviser since 2003.
Paul N. Euseppi	None.	Portfolio Manager of the Investment Adviser since 2008.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2019:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Jerry V. Swank
Registered investment companies	7	$1,248,828,652	0	$0
Other pooled investment vehicles	3	$114,620,919	3	$114,620,919
Other accounts	25	$262,446,048	0	$0
Paul N. Euseppi
Registered investment companies	1	$13,744,918	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	22	$252,430,351	0	$0

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, other investment vehicles for which the Adviser serves as investment adviser or general partner of such vehicles (the “Affiliated Funds”), in which the registrant will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the registrant. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the registrant for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the registrant which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the registrant’s. Situations may occur where the registrant could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the registrant and the other accounts, limits on the size of the registrant’s position, or difficulty in liquidating an investment for the registrant and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the registrant’s Board of Trustees and its officers have a fiduciary obligation to act in the registrant’s best interest.

The registrant’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the registrant could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several Affiliated Funds. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the registrant’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the registrant.

Investment decisions for the registrant are made independently from those of other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the registrant’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the registrant.

The registrant’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment Adviser evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the registrant and one or more of the Affiliated Funds, the Investment Adviser will fairly allocate that investment to the registrant or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the registrant in which the registrant cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the “1940 Act”), the registrant and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the registrant invests. To the extent the registrant is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the registrant and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the registrant.

(a)(3) As of November 30, 2019:

Compensation

Messrs. Swank and Euseppi are compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. Mr. Euseppi receives a base salary and is eligible to receive incentive compensation based on the profits of the Investment Adviser. The partnership distributions and incentive compensation are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Messrs. Swank and Euseppi, including the Affiliated Funds, have investment strategies that are similar to the registrant’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4) As of November 30, 2019:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Jerry V. Swank	$100,001 – 500,000(1)
Paul N. Euseppi	None

(1)	Includes securities owned by the Investment Adviser. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the securities held by the Investment Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/2019-06/30/2019	0	0	0	0
Month #2 07/01/2019-07/31/2019	0	0	0	0
Month #3 08/01/2019-08/31/2019	0	0	0	0
Month #4 09/01/2019-09/30/2019	0	0	0	0
Month #5 10/01/2019-10/31/2019	0	0	0	0
Month #6 11/01/2019-11/30/2019	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not Applicable. Fund does not participate in securities lending.

(b)	Not Applicable. Fund does not participate in securities lending.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing MLP & Infrastructure Total Return Fund

By (Signature and Title)*	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	January 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	January 29, 2020

By (Signature and Title)*	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	January 29, 2020